UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02328

Boulder Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: November 30

Date of reporting period: February 29, 2012

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

PORTFOLIO OF INVESTMENTS	BOULDER GROWTH & INCOME FUND, INC.

February 29, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 93.7%
DOMESTIC COMMON STOCKS 69.7%
Coal 0.8%
10,000	Alliance Resource Partners L.P.	$717,700
45,000	Penn Virginia Resource Partners L.P.	1,122,300

		1,840,000
Construction Machinery 1.0%
20,000	Caterpillar, Inc.	2,284,200

Cosmetics/Personal Care 0.9%
30,000	The Procter & Gamble Co.	2,025,600

Diversified 26.0%
466	Berkshire Hathaway, Inc., Class A*	54,957,244
25,000	Berkshire Hathaway, Inc., Class B*	1,961,250

		56,918,494
Diversified Financial Services 1.9%
123,500	AllianceBernstein Holding L.P.	1,729,000
35,000	American Express Co.	1,851,150
4,300	Franklin Resources, Inc.	506,927

		4,087,077
Electric Utilities 5.8%
12,000	Allete, Inc.	498,960
15,000	Alliant Energy Corp.	639,600
13,000	American Electric Power Co., Inc.	488,930
33,500	Black Hills Corp.	1,100,140
22,000	The Empire District Electric Co.	438,900
25,679	FirstEnergy Corp.	1,137,323
150,000	Great Plains Energy, Inc.	2,967,000
8,000	NextEra Energy, Inc.	476,080
11,700	OGE Energy Corp.	614,016
40,000	PPL Corp.	1,142,000
11,000	Progress Energy, Inc.	583,880
12,000	SCANA Corp.	540,000
13,000	The Southern Co.	574,470
28,000	TECO Energy, Inc.	502,600
15,200	UIL Holdings Corp.	535,800
20,000	Westar Energy, Inc.	550,400

		12,790,099
Environmental Control 0.4%
30,000	Republic Services, Inc.	894,900

Gas 2.0%
20,220	AGL Resources, Inc.	806,171
14,000	Atmos Energy Corp.	430,220
31,000	CenterPoint Energy, Inc.	604,190
62,000	Inergy L.P.	1,082,520
13,000	The Laclede Group, Inc.	534,170
17,000	Vectren Corp.	496,740
12,000	WGL Holdings, Inc.	489,960

		4,443,971

Healthcare Products & Services 5.9%
200,000	Johnson & Johnson	$13,016,000

Manufacturing 0.5%
12,000	3M Co.	1,051,200

Mining 1.0%
49,000	Freeport-McMoRan Copper & Gold, Inc.	2,085,440

Oil & Gas 2.8%
65,000	ConocoPhillips	4,975,750
30,000	Linn Energy LLC	1,144,500

		6,120,250
Pharmaceuticals 0.3%
20,000	Merck & Co., Inc.	763,400

Pipelines 4.1%
29,300	Boardwalk Pipeline Partners L.P.	796,081
17,800	Buckeye Partners L.P.	1,064,440
17,800	El Paso Pipeline Partners L.P.	652,726
28,100	Energy Transfer Partners L.P.	1,331,940
27,200	Enterprise Products Partners L.P.	1,411,136
10,200	Kinder Morgan Energy Partners L.P.	907,800
10,300	Magellan Midstream Partners L.P.	753,651
23,000	ONEOK Partners L.P.	1,338,600
8,200	Plains All American Pipeline L.P.	678,140

		8,934,514
Real Estate 0.4%
17,300	WP Carey & Co. LLC	801,855

Real Estate Investment Trusts (REITs) 1.3%
16,400	HCP, Inc.	647,800
11,481	Health Care REIT, Inc.	625,026
22,000	Healthcare Realty Trust, Inc.	454,740
16,300	Realty Income Corp.	601,307
11,366	Ventas, Inc.	635,587

		2,964,460
Registered Investment Companies (RICs) 6.4%
770,270	Cohen & Steers Infrastructure Fund, Inc.	13,649,184
18,726	RMR Real Estate Income Fund	289,129

		13,938,313
Retail 6.7%
9,000	Suburban Propane Partners L.P.	397,350
240,000	Wal-Mart Stores, Inc.	14,179,200

		14,576,550
Telecommunications 0.5%
23,000	Harris Corp.	1,003,490

Tobacco Products 1.0%
45,000	Altria Group, Inc.	1,354,500
10,800	Philip Morris International, Inc.	902,016

		2,256,516
TOTAL DOMESTIC COMMON STOCKS
(Cost $116,777,662)		152,796,329

FOREIGN COMMON STOCKS 17.5%
Banks 0.2%
10,200	Bank of Nova Scotia	$549,972

Beverages 4.3%
25,000	Diageo PLC, Sponsored ADR	2,389,000
120,000	Heineken Holding NV	5,355,858
31,663	Heineken NV	1,671,780

		9,416,638
Diversified Financial Services 0.1%
10,500	Guoco Group, Ltd.	112,362

Electric Utilities 0.4%
18,000	RWE AG	820,166

Food 1.4%
20,000	Nestle SA	1,222,505
53,000	Unilever NV	1,760,358

		2,982,863
Holding Companies-Diversified 0.7%
152,000	Hutchison Whampoa, Ltd.	1,510,946

Iron/Steel 0.4%
9,000	POSCO, ADR	832,500

Oil & Gas 0.8%
80,000	Pengrowth Energy Corp.	817,600
18,000	Total SA, Sponsored ADR	1,009,260

		1,826,860
Pharmaceuticals 1.0%
14,500	Sanofi	1,072,364
30,000	Sanofi, ADR	1,110,900

		2,183,264
Real Estate 5.3%
44,000	Brookfield Asset Management, Inc., Class A	1,374,986
283,900	Cheung Kong Holdings, Ltd.	4,150,777
600,000	Hang Lung Properties, Ltd.	2,270,442
104,500	Henderson Land Development Co., Ltd.	656,140
1,500,000	Midland Holdings, Ltd.	941,827
650,000	Wheelock & Co., Ltd.	2,233,375

		11,627,547
Real Estate Investment Trusts (REITs) 2.9%
906,666	Ascendas Real Estate Investment Trust	1,493,409
983,610	Investa Office Fund	659,298
5,028,490	Kiwi Income Property Trust	4,258,979

		6,411,686
TOTAL FOREIGN COMMON STOCKS
(Cost $30,985,697)		38,274,804

AUCTION PREFERRED SECURITIES 3.0%
228	Advent Claymore Convertible Securities & Income Fund II, Series W	4,441,503
100	Gabelli Dividend & Income Trust, Series B	2,029,780

		6,471,283
TOTAL AUCTION PREFERRED SECURITIES
(Cost $8,122,147)		6,471,283

LIMITED PARTNERSHIPS 3.5%
5	Ithan Creek Partners, L.P.*(1)(2)	$7,706,538

TOTAL LIMITED PARTNERSHIPS
(Cost $5,000,000)		7,706,538

TOTAL LONG TERM INVESTMENTS
(Cost $160,885,506)		205,248,954

SHORT TERM INVESTMENTS 4.5%
MONEY MARKET FUNDS 4.5%
165,199	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	165,199
9,800,000	JPMorgan Prime Money Market Fund, 7-Day Yield - 0.191%	9,800,000

		9,965,199
TOTAL MONEY MARKET FUNDS
(Cost $9,965,199)		9,965,199

TOTAL SHORT TERM INVESTMENTS
(Cost $9,965,199)		9,965,199

TOTAL INVESTMENTS 98.2%
(Cost $170,850,705)		215,214,153

OTHER ASSETS AND LIABILITIES 1.8%		3,943,350

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCKHOLDERS 100.0%		219,157,503

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(25,002,075)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS		$194,155,428

*	Non-income producing security.
(1)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(2)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of February 29, 2012 was $7,706,538 or 3.5% of Total Net Assets Available to Common and Preferred Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stockholders.

Common Abbreviations:

ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LLC	- Limited Liability Company.
L.P.	- Limited Partnership.
Ltd.	- Limited.
NV	- Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
SA	- Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See Notes to Quarterly Portfolio of Investments.

Boulder Growth & Income Fund, Inc.

Notes to Quarterly Portfolio of Investments

February 29, 2012 (Unaudited)

Note 1. Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sale price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the advisers. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

Boulder Growth & Income Fund, Inc.’s (the “Fund”) investments in unregistered pooled investment vehicles (“Hedge Funds”) are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad Levels listed below.

¡	Level 1—Unadjusted quoted prices in active markets for identical investments

¡	Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

¡	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 29, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks	$152,796,329	$–	$–	$152,796,329
Foreign Common Stocks	38,274,804	–	–	38,274,804
Auction Preferred Securities	–	6,471,283	–	6,471,283
Limited Partnerships	–	–	7,706,538	7,706,538
Short Term Investments	9,965,199	–	–	9,965,199

TOTAL	$201,036,332	$6,471,283	$7,706,538	$215,214,153

During the three months ended February 29, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/2011	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 2/29/2012

Limited Partnerships	$7,010,721	$-	$695,817	$-	$-	$7,706,538
TOTAL	$7,010,721	$-	$695,817	$-	$-	$7,706,538

* For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on short-term investments, if any, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer.

As of February 29, 2012, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. In addition, the Fund contains highly concentrated positions in other stocks. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer and its other larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Unrealized Appreciation/ (Depreciation)

On February 29, 2012, based on cost of $169,613,239 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $52,516,756 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,915,842, resulting in net unrealized appreciation of $45,600,914.

Note 3. Restricted Securities

As of February 29, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of February 29, 2012 are as follows:

Issuer Description	Acquisition Date	Cost	Market Value February 29, 2012	Market Value as Percentage of Net Assets Available to Common Stock and Preferred Shares February 29, 2012
Ithan Creek Partners, L.P.	6/2/2008	$5,000,000	$7,706,538	3.5%

Note 4. Investments in Limited Partnerships

As of February 29, 2012, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of February 29, 2012, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of February 29, 2012.

Description	% of Net Assets as of 2/29/12	Value as of 2/29/12	Net Unrealized Gain/(Loss) as of 2/29/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, L.P.	3.5%	$7,706,538	$2,706,538	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	3.5%	$7,706,538	$2,706,538

The Fund did not have any outstanding unfunded commitments as of February 29, 2012.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth & Income Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 27, 2012

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	April 27, 2012